Commitments And Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Future Minimum Lease Commitments

(*)
During 2012, the Company entered into a lease agreement for a new complex with Ogen Yielding Real Estate Ltd. The lease period of the new complex is 15 years that will begin after the conclusion of the construction during 2015. The expected lease fee will be approximately $3,000 per annum.

The future minimum lease commitments of the Company under various non-cancelable operating lease agreements in respect of premises, motor vehicles and office equipment as of December 31, 2014, are as follows:

2015	$43,232
2016	40,240
2017	28,507
2018	18,201
2019	13,504
2020 and thereafter (*)	76,727
$220,411